UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 2)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

TRXADE HEALTH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒	No Fee Required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED [__], 2023

Dear Stockholders of TRxADE Health, Inc.:

TRxADE Health, Inc., a Delaware corporation (“we,” “us,” “our,” “Trxade”, or “MEDS”), cordially invites you to attend a virtual special meeting of stockholders (the “Special Meeting”), which will be held on September [   ], 2023 at 2:00 p.m. Eastern Time. The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://agm.issuerdirect.com/meds. At the Special Meeting, MEDS will ask its stockholders to adopt the proposals described in the accompanying proxy statement.

On July 31, 2023, MEDS completed the merger transaction (the “Merger”) by and among MEDS, Foods Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of MEDS (“Merger Sub”), and Superlatus, Inc., a Delaware corporation and U.S.-based holding company of food products and distribution capabilities (“Superlatus”). At the closing of the such transaction (the “Closing”), (i) all common shares of Superlatus (the “Superlatus Common Shares”) were canceled and retired; and (ii) collectively, the stockholders of Superlatus received an aggregate of 136,441 shares of MEDS common stock (“MEDS Common Stock”), valued at $7.30 per share and representing 19.99% of the total issued and outstanding MEDS Common Stock at Closing, and 306,855 shares issued of MEDS Series B non-voting convertible preferred stock (the “MEDS Series B Preferred Stock”), which shares of MEDS Series B Preferred Stock are convertible into shares of MEDS Common Stock on a one-for-100 basis upon MEDS stockholders approval of such conversion (collectively, the “Merger Consideration”). In connection with the Merger, within five (5) months following the Closing and upon MEDS stockholder approval, MEDS will issue 22,222 shares of MEDS Common Stock to Donald Fell, 22,222 shares of MEDS Common Stock to Michael Peterson, and 23,856 shares of MEDS Common Stock to Jeffrey Newell (together with Donald Fell and Michael Peterson, collectively, the “Independent Directors”) as their 2023 annual compensation and as a bonus for their service (“Independent Director Consideration”).

In connection with the Closing, on June 28, 2023, Suren Ajjarapu and Prashant Patel (the “Principal Stockholders”) agreed to purchase all of the issued and outstanding equity interests of the MEDS subsidiaries in exchange for 85,000 shares of the MEDS Common Stock from Suren Ajjarapu and 81,666 shares of the MEDS Common Stock from Prashant Patel upon the approval of the stockholders of MEDS of the conversion of the MEDS Series B Preferred Stock pursuant to a Stock Swap Agreement attached hereto as Annex D.

Effective one (1) business day immediately prior to the Closing (such date, the “MEDS Rights Record Date”), MEDS issued to the stockholders of MEDS as determined as of the MEDS Rights Record Date, including the Independent Director Consideration (collectively, the “MEDS Rights Stockholders”), a non-transferrable right to receive one (1) share of MEDS Common Stock at no cost (the “MEDS Rights”), with seven (7) MEDS Rights issued per share of MEDS Common Stock held as of the MEDS Rights Record Date. The MEDS Rights were issued to the MEDS Rights Stockholders upon the condition that each MEDS Rights Stockholder countersigns and delivers to MEDS a Stockholder Registration Rights Agreement in the form attached hereto as Annex A, which will include agreement of such MEDS Rights Stockholder not to exercise any MEDS Right until the issuable shares of MEDS Common Stock for the MEDS Rights are duly registered in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable laws or until receipt of written confirmation from MEDS that no such registration is required and that in any event such MEDS Rights Stockholder shall not transfer such MEDS Rights until the date that is one (1) year following the Closing.

In connection with the Merger, the MEDS Board has approved a corporate name change from “TRxADE Health, Inc.” to “Superlatus, Inc. in accordance with the Charter Amendment (as defined herein) and attached hereto as Annex B.

Your vote is important. Whether or not you plan to attend the Special Meeting, please vote in accordance with the instructions in the Notice or by completing, signing, dating, and returning your proxy card or voting instruction form so that your shares will be represented at the Special Meeting.

On behalf of the MEDS Board, I would like to thank you for your support.

/s/ Suren Ajjarapu
Suren Ajjarapu
Chief Executive Officer
September [__], 2023

The accompanying proxy statement is dated September [__], 2023 and is first being mailed to the stockholders of MEDS on or about September [__], 2023.

TRxADE HEALTH, INC.

2420 Brunello Trace

Lutz, Florida 33558

(800) 261-0281

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER [   ], 2023

TO THE STOCKHOLDERS OF TRXADE HEALTH, INC.:

Notice is hereby given of the virtual special meeting of stockholders (the “Special Meeting”) of TRxADE Health, Inc. (“we,” “us,” “our,” “Trxade”, or “MEDS”), to be held on September [   ], 2023 at 2:00 p.m. Eastern Time via live webcast (the “Notice”). You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://agm.issuerdirect.com/meds. The Special Meeting will be held for the following purposes:

(1)	Proposal One — Independent Director Consideration Proposal — To approve the issuance of 22,222 shares of MEDS Common Stock to Donald Fell, 22,222 shares of MEDS Common Stock to Michael Peterson, and 23,856 shares of MEDS Common Stock to Jeffrey Newell (together with Donald Fell and Michael Peterson, collectively, the “Independent Directors”) in connection with their 2023 annual compensation and as a bonus for their service (“Independent Director Consideration”), approved by the board of directors of MEDS (the “MEDS Board”) on June 9, 2023 (the “Independent Director Consideration Proposal”). For more information, see the section entitled “Proposal One – Independent Director Consideration Proposal.”

(2)	Proposal Two – Stock Swap Proposal – To approve the purchase by Suren Ajjarapu and Prashant Patel (the “Principal Stockholders”) of all of the issued and outstanding equity interests of the MEDS subsidiaries (such transaction, the “Stock Swap”) in exchange for the surrender by Suren Ajjarapu of 85,000 shares of the MEDS Common Stock and by Prashant Patel of 81,666 shares of the MEDS Common Stock. For more information, see the section entitled “Proposal Two – Stock Swap Proposal.”

(3)	Proposal Three – Conversion of Preferred Stock Proposal – To approve the issuance of 100 shares of MEDS Common Stock for each share of MEDS Series B Preferred Stock in connection with the Merger Consideration (the “Conversion of Preferred Stock Proposal”). For more information, see the section entitled “Proposal Three – Conversion of Preferred Stock Proposal.”

(4)	Proposal Four — MEDS Rights Proposal — To approve the issuance to the stockholders of MEDS determined one (1) business day immediately prior to the Closing (such date, the “MEDS Rights Record Date”), including the Independent Director Consideration (collectively, the “MEDS Rights Stockholders”), a non-transferrable right to receive one (1) share of MEDS Common Stock at no cost (the “MEDS Rights”), with seven (7) MEDS Rights issued per share of MEDS Common Stock held as of the MEDS Rights Record Date, to be issued to such MEDS Rights Stockholders upon the condition that each MEDS Rights Stockholder countersigns and delivers to MEDS a Stockholder Registration Rights Agreement in the form attached hereto as Annex A, which will include agreement of such MEDS Rights Stockholder not to exercise any MEDS Right until the issuable shares of MEDS Common Stock for the MEDS Rights are duly registered in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and other applicable laws or until receipt of written confirmation from MEDS that no such registration is required and that in any event such MEDS Rights Stockholder shall not transfer such MEDS Rights until the date that is one (1) year following the Closing (the “MEDS Rights Proposal”). For more information, see the section entitled “Proposal Four – MEDS Rights Proposal.”

(5)	Proposal Five — Election of Directors Proposal — To consider and vote to elect an additional two (2) directors to serve on the MEDS Board until successors are duly elected or appointed and qualified in accordance with applicable law (the “Election of Directors Proposal”). For more information, see the section entitled “Proposal Five – Election of Directors Proposal.”

(6)	Proposal Six — Charter Amendment Proposal — To consider and vote upon the amendment of the Second Amended and Restated Certificate of Incorporation of MEDS (the “Charter Amendment”), as attached hereto as Annex B, to change the name of MEDS from “TRxADE Health, Inc.” to “Superlatus, Inc.” (the “Charter Amendment Proposal”). For more information, see the section entitled “Proposal Six – Charter Amendment Proposal.”

(7)	Proposal Seven — Adjournment Proposal — To adopt and approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if it is determined by MEDS that more time is necessary or appropriate to approve one or more proposals at the Special Meeting (the “Adjournment Proposal”). For more information, see the section entitled “Proposal Seven – Adjournment Proposal.”

The MEDS Board recommends a vote “FOR” each proposal (collectively, the “Proposals”). MEDS does not expect a vote to be taken on any other matters at the Special Meeting or any adjournment or postponement thereof.

The MEDS Board has fixed the close of business on September [  ], 2023 as the record date for determining holders of MEDS Common Stock entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.

You may also vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. In addition, you may vote by telephone: call toll-free 1-866-752-VOTE(8683) and follow the instructions provided by the recorded message. You will need your proxy card available if you vote by telephone.

Your vote is important. Whether or not you plan to attend the Special Meeting, please vote in accordance with the instructions in the Notice or by completing, signing, dating, and returning your proxy card or voting instruction form so that your shares will be represented at the Special Meeting.

This Notice and Proxy Statement are dated September [__], 2023 and are first being mailed to stockholders on or about September [__], 2023. Please note that this Notice and Proxy Statement are also available at https://investors.trxadegroup.com/nasdaq-meds/sec-filings/.

By order of the Board of Directors of TRxADE Health, Inc.,

Suren Ajjarapu
Chairman of the Board of Directors of TRxADE Health, Inc.

September [__], 2023

TRxADE HEALTH, INC.

Proxy Statement

For the Special Meeting of Stockholders

To Be Held on September [   ], 2023

TRxADE HEALTH, INC.

2420 Brunello Trace

Lutz, Florida 33558

(800) 261-0281

PROXY STATEMENT FOR

SPECIAL MEETING OF STOCKHOLDERS

INTRODUCTION

This proxy statement (the “Proxy Statement”) and associated proxy card are furnished in connection with the solicitation of proxies to be voted at the virtual special meeting of stockholders (the “Special Meeting”) of TRxADE Health, Inc. (“we,” “us,” “Trxade” or “MEDS”), which will be held on September [   ], 2023 at 2:00 p.m. Eastern Time via live webcast. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://agm.issuerdirect.com/meds. You may also vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. In addition, you may vote by telephone: call toll-free 1-866-752-VOTE(8683) and follow the instructions provided by the recorded message. You will need your proxy card available if you vote by telephone.

In addition to receiving printed copies, this Proxy Statement is also available to stockholders at https://investors.trxadegroup.com/nasdaq-meds/sec-filings/.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

1

Questions and Answers about the Special Meeting

Why am I receiving these proxy materials?

You received these proxy materials because you owned shares of MEDS Common Stock as of September [   ], 2023, the record date for the Special Meeting, and the MEDS Board is soliciting your proxy to vote at the Special Meeting. This Proxy Statement describes matters on which we would like you to vote at the Special Meeting. It also gives you information on these matters, including the Merger and other matters to be acted upon at the Special Meeting, so that you can make an informed decision. You should read this proxy statement and its annexes carefully and in their entirety. Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its annexes.

When and where will the Special Meeting be held?

The Special Meeting will be held virtually on September [   ], 2023 at 2:00 p.m. Eastern Time via live webcast. You will be able to attend the Special Meeting online, vote, and submit your questions during the Special Meeting by visiting https://agm.issuerdirect.com/meds.

What is being voted on?

You are being asked to vote on:

(1)	A proposal to approve the issuance of 22,222 shares of MEDS Common Stock to Donald Fell, 22,222 shares of MEDS Common Stock to Michael Peterson, and 23,856 shares of MEDS Common Stock to Jeffrey Newell in connection with their 2023 annual compensation and as a bonus for their service, approved by the MEDS Board” on June 9, 2023. For more information, see the section entitled “Proposal One – Independent Director Consideration Proposal.”

(2)	A proposal to approve the purchase by Suren Ajjarapu and Prashant Patel of all of the issued and outstanding equity interests of the MEDS subsidiaries in exchange for the surrender by Suren Ajjarapu of 85,000 shares of the MEDS Common Stock and by Prashant Patel of 81,666 shares of the MEDS Common Stock. For more information, see the section entitled “Proposal Two – Stock Swap Proposal.”

(3)	A proposal to approve the issuance of 100 shares of MEDS Common Stock for each share of MEDS Series B Preferred Stock in connection with the Merger Consideration. For more information, see the section entitled “Proposal Three – Conversion of Preferred Stock Proposal.”

(4)	A proposal to approve the issuance to the MEDS Rights Stockholders the MEDS Rights, with seven (7) MEDS Rights issued per share of MEDS Common Stock held as of the MEDS Rights Record Date, to be issued to such MEDS Rights Stockholders upon the condition that each MEDS Rights Stockholder countersigns and delivers to MEDS a Stockholder Registration Rights Agreement in the form attached hereto as Annex A. For more information, see the section entitled “Proposal Four – MEDS Rights Proposal.”

(5)	A proposal to consider and vote to elect an additional two (2) directors to serve on the MEDS Board until successors are duly elected or appointed and qualified in accordance with applicable law. For more information, see the section entitled “Proposal Five – Election of Directors Proposal.”

(6)	A proposal to consider and vote upon the amendment of the Second Amended and Restated Certificate of Incorporation of MEDS, as attached hereto as Annex B, to change the name of MEDS from “TRxADE Health, Inc.” to “Superlatus, Inc.”. For more information, see the section entitled “Proposal Six – Charter Amendment Proposal.”

(7)	A proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if it is determined by MEDS that more time is necessary or appropriate to approve one or more proposals at the Special Meeting. For more information, see the section entitled “Proposal Seven – Adjournment Proposal.”

Who is entitled to vote at the Special Meeting?

Only stockholders of record at the close of business on the record date will be entitled to vote at the Special Meeting. On the record date, 1,247,169 shares of MEDS Common Stock were outstanding. All of these outstanding shares are entitled to vote at the Special Meeting on the matters described in this Proxy Statement. Each share of common stock is entitled to one vote.

In accordance with Delaware law, a list of stockholders entitled to vote at the Special Meeting will be accessible for ten (10) days before the meeting at our principal place of business, 2420 Brunello Trace, Lutz, Florida 33558, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Standard Time.

2

How do I vote at the Special Meeting?

If on the record date your shares were registered directly in your name with our transfer agent, then you are a stockholder of record. Stockholders of record may vote by mail, by using the Internet, or by telephone, as described below.

● You may vote by mail. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope. Your proxy card must be received by the close of business on [__], 2023.

● You may vote by using the Internet. The address of the website for Internet voting is https://www.iproxydirect.com/meds and https://agm.issuerdirect.com/meds. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Standard Time on [__], 2023, the day before the Special Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded. You may also vote by using the Internet during the Special Meeting.

● You may vote by telephone. The toll-free telephone number is 1-866-752-VOTE(8683). Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on [__], 2023. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

When you vote by any of the above methods, you appoint Suren Ajjarapu, our Chairman, Chief Executive Officer and Secretary, and Prashant Patel, our Director, President, Chief Operating Officer and Interim Chief Financial Officer, as your representatives (or proxyholders) at the Special Meeting. By doing so, you ensure that your shares will be voted whether or not you attend the Special Meeting. The proxyholders will vote your shares at the Special Meeting as you have instructed them.

In addition, the proxyholders, in their discretion, are further authorized to vote on other matters that may properly come before the Special Meeting and any adjournments or postponements thereof.

If you hold shares through a bank or broker (i.e., in “street name”), please refer to your proxy card, notice, or other information forwarded by your bank or broker to see which voting options are available to you.

The method you use to vote will not limit your right to vote at the Special Meeting if you decide to attend. If you desire to vote at the Special Meeting and hold your shares in “street name,” however, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Special Meeting.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

● You may submit a subsequent proxy by mail with a later date, by using the Internet, or by telephone;

● You may deliver a written notice that you are revoking your proxy to the Secretary of Trxade at 2420 Brunello Trace, Lutz, Florida 33558; or

● You may attend the Special Meeting online and vote your shares at the Special Meeting. Simply attending the Special Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

3

How many votes do you need to hold the Special Meeting?

Under our bylaws, a quorum will be present if the holders of a majority of the voting power of the outstanding shares entitled to vote is represented in person or by proxy at the Special Meeting. Under Delaware law, if the board of directors of a company so authorizes, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, be deemed present in person at a stockholders meeting. The MEDS Board has so authorized. On the record date, there were 1,247,169 shares of common stock outstanding and entitled to vote. Therefore, for us to have a quorum, shares entitled to 623,585 votes must be represented by stockholders present at the Special Meeting or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Special Meeting online and vote at that time. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the stockholders entitled to vote at the meeting, present or represented, will have the power to adjourn the meeting from time to time until a quorum is present or represented.

How may I vote for each proposal and what is the vote required for each proposal?

Proposal One — Independent Director Consideration Proposal

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal One. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of all outstanding shares. Abstentions and broker non-votes (if any) will essentially be no votes.

Proposal Two – Stock Swap Proposal

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal Two. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of all outstanding shares. Abstentions and broker non-votes (if any) will essentially be no votes.

Proposal Three – Conversion of Preferred Stock Proposal

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal Three. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of all outstanding shares. Abstentions and broker non-votes (if any) will essentially be no votes.

Proposal Four — MEDS Rights Proposal

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal Four. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of all outstanding shares. Abstentions and broker non-votes (if any) will essentially be no votes.

Proposal Five — Election of Directors Proposal

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal Five. A plurality of the votes cast in person or by proxy by the holders of MEDS Common Stock entitled to vote at the Special Meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Abstentions and broker non-votes (if any) will essentially be no votes.

4

Proposal Six — Charter Amendment Proposal

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal Six. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of all outstanding shares. Abstentions and broker non-votes (if any) will essentially be no votes.

Proposal Seven — Adjournment Proposal

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal Seven. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Special Meeting, and (b) are cast either affirmatively or negatively on the proposal. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

What will happen if I abstain from voting or fail to vote at the Special Meeting?

At the Special Meeting, MEDS will count a properly executed proxy marked “ABSTAIN” with respect to a particular Proposal as present for purposes of determining whether a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the Proposals. Broker non-votes will not be counted as present for the purposes of establishing a quorum and will have no effect on any of the Proposals.

If I am not going to attend the Special Meeting, should I return my proxy card instead?

Yes. Whether you plan to attend the Special Meeting or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. MEDS believes the Proposals presented to the stockholders (other than Proposal 8) will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

How does the MEDS Board recommend that I vote?

The MEDS Board recommends that you vote “FOR” the Proposals.

5

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

●	Proposal One – Independent Director Consideration Proposal: “FOR” the approval of the issuance of 22,222 shares of MEDS Common Stock to Donald Fell, 22,222 shares of MEDS Common Stock to Michael Peterson, and 23,856 shares of MEDS Common Stock to Jeffrey Newell in connection with their 2023 annual compensation and as a bonus for their service;

●	Proposal Two – Stock Swap Proposal: “FOR” the purchase by the Principal Stockholders of all of the issued and outstanding equity interests of the MEDS subsidiaries in exchange for 166,666 shares of MEDS Common Stock held by the Principal Stockholders;

●	Proposal Three – Conversion of Preferred Stock Proposal: “FOR” the approval of the issuance of 100 shares of MEDS Common Stock for each share of MEDS Series B Preferred Stock in connection with the Merger Consideration;

●	Proposal Four – MEDS Rights Proposal: “FOR” the approval of the issuance to the MEDS Rights Stockholders a non-transferrable right to receive one (1) share of MEDS Common Stock at no cost, with seven (7) MEDS Rights issued per share of MEDS Common Stock held as of the MEDS Rights Record Date, upon the condition that each MEDS Rights Stockholder countersigns and delivers to MEDS a Stockholder Registration Rights Agreement in the form attached hereto as Annex A;

●	Proposal Five – Election of Directors Proposal: “FOR” the election of an additional two (2) directors to serve on the MEDS Board until successors are duly elected or appointed and qualified in accordance with applicable law;

●	Proposal Six – Charter Amendment Proposal: “FOR” the approval of the Charter Amendment; and

●	Proposal Seven – Adjournment Proposal: “FOR” the approval of the adjournment of the Special Meeting.

Could other matters be decided at the Special Meeting?

We do not know of any other matters that may be presented for action at the Special Meeting. The proxyholders, in their discretion, are further authorized to vote on other matters that may properly come before the Special Meeting and any adjournments or postponements thereof.

Who is paying for this proxy solicitation?

The accompanying proxy is being solicited by the MEDS Board and paid for by MEDS. In addition to this solicitation, our officers, directors, and employees may solicit proxies in person, by telephone, or by other means of communication. Officers, directors, and employees will not be paid any additional compensation for soliciting proxies. Furthermore, we may also retain one (1) or more third parties to aid in the solicitation of brokers, banks, and institutional and other stockholders. MEDS will pay for the entire cost of soliciting proxies. MEDS may reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What happens if the Special Meeting is postponed or adjourned?

Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Special Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on that proposal.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results are expected to be announced at the Special Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than four (4) business days following the conclusion of the Special Meeting.

6

How can I find Trxade’s proxy materials on the Internet?

This Proxy Statement is available at our corporate website, which in accordance with SEC rules, does not have “cookies” that identify visitors to the site, and is located at https://investors.trxadegroup.com/nasdaq-meds/sec-filings/. You also can obtain copies without charge at the SEC’s website at www.sec.gov.

How do I obtain a separate set of the proxy materials if I share an address with other stockholders?

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions receive only one copy of this Notice and Proxy Statement. This practice is designed to reduce duplicate mailings and save printing and postage costs as well as natural resources. If you would like to have a separate copy of this Notice and the Proxy Statement mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your notice or proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, stockholders receiving multiple copies of the Notice and Proxy Statement at the same address may wish to receive only one. If you would like to receive only one copy if you now receive more than one, please submit your request to the address or phone number that appears on your notice or proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one (1) set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one (1) brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one (1) name, you will receive more than one (1) proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Can I receive future proxy materials and annual reports electronically?

Yes. This Proxy Statement is available on our investor relations website located at https://investors.trxadegroup.com/nasdaq-meds/sec-filings/. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future proxy materials and annual reports on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our Special Meeting and will give you an automatic link to the proxy voting site.

If you have any questions, require any assistance with voting your shares, or need additional copies of this Proxy Statement or voting materials, please contact:

Proxy Services

1 Glenwood Avenue, STE 1001 Raleigh, NC 27603

919-481-4000 ext. 100

Proxy@issuerdirect.com

7

THE SPECIAL MEETING

Date, Time and Place. The Special Meeting will be held on September [   ], 2023 at 2:00 p.m. Eastern Time as a virtual meeting via live webcast. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://agm.issuerdirect.com/meds. Only stockholders who own shares of MEDS Common Stock as of the close of business on the record date will be entitled to attend the Special Meeting.

You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned MEDS Common Stock at the close of business on September [   ], 2023, the record date for the Special Meeting. You will have one vote per proposal for each share of MEDS Common Stock you owned at that time.

Votes Required. Approval of the Merger Proposal, the Independent Director Consideration Proposal, the Stock Swap Proposal, the Conversion of Preferred Stock Proposal, the MEDS Rights Proposal, the Charter Amendment Proposal, and the Adjournment Proposal will require the affirmative vote of a majority of all outstanding shares of MEDS Common Stock eligible to vote at the special meeting. A plurality of the outstanding shares of MEDS Common Stock eligible to vote at the special meeting are required to elect each director under the Election of Directors Proposal.

At the close of business on the record date of the Special Meeting, there were 1,247,169 shares of MEDS Common Stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want a proposal approved, you must abstain, not vote, or vote “AGAINST” such proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the MEDS Board on the proposals being presented to stockholders at the Special Meeting. MEDS has engaged Proxy Services to assist in the solicitation of proxies for the Special Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the MEDS Common Stock. You may contact the Proxy Solicitor at:

Proxy Services

1 Glenwood Avenue, STE 1001 Raleigh, NC 27603

919-481-4000 ext. 100

Proxy@issuerdirect.com

8

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

PROPOSAL ONE – INDEPENDENT DIRECTOR CONSIDERATION PROPOSAL

Holders of MEDS Common Stock are being asked to approve the Independent Director Consideration Proposal as contemplated in the Merger Agreement.

Pursuant to the Merger Agreement, no later than five (5) months following the Closing, MEDS must seek to obtain approval from the stockholders of MEDS of the issuance of 22,222 shares of MEDS Common Stock to Donald Fell, 22,222 shares of MEDS Common Stock to Michael Peterson, and 23,856 shares of MEDS Common Stock to Jeffrey Newell in connection with their 2023 annual compensation and as a bonus for their service as Independent Directors, as approved by the MEDS Board on June 9, 2023.

What Vote is Required

For this Independent Director Consideration Proposal to be approved, holders of a majority of the shares voted must vote “FOR” this Independent Director Consideration Proposal. Abstentions and broker non-votes (if any) will essentially be no votes.

Recommendation of the MEDS Board

THE MEDS BOARD RECOMMENDS A VOTE “FOR” THIS INDEPENDENT DIRECTOR CONSIDERATION PROPOSAL.

9

PROPOSAL TWO – STOCK SWAP PROPOSAL

Holders of MEDS Common Stock are being asked to ratify the Stock Swap contemplated by the Stock Swap Agreement dated as of June 28, 2023 (the “Stock Swap Agreement”).

The following summary describes the material provisions of, but does not purport to describe all of the terms of the Stock Swap Agreement, and is qualified in its entirety by reference to the complete text of the Stock Swap Agreement, previously filed as Exhibit 10.1 in the Current Report on Form 8-K filed on June 28, 2023 by MEDS with the SEC.

As a condition to Closing, the Principal Stockholders agreed to purchase, subject to stockholder approval, all of the issued and outstanding equity interests of eight subsidiaries of MEDS in exchange for the surrender by Suren Ajjarapu of 85,000 shares of the MEDS Common Stock and by Prashant Patel of 81,666 shares of the MEDS Common Stock (the “Stock Swap”). The Stock Swap was requested by Superlatus as the post-merger company will be pursuing a different line of business. Pursuant to the Stock Swap Agreement, the Stock Swap is to be effective upon the approval of the conversion of the MEDS Series B Preferred Stock into MEDS Common Stock by the stockholders of MEDS. See “Proposal Three – Conversion of Preferred Stock Proposal” for more information regarding such conversion.

What Vote is Required

For this Stock Swap Proposal to be ratified, holders of a majority of the shares voted must vote “FOR” this Stock Swap Proposal. Abstentions and broker non-votes (if any) will essentially be no votes.

Recommendation of the MEDS Board

THE MEDS BOARD RECOMMENDS A VOTE “FOR” THIS STOCK SWAP PROPOSAL.

10

PROPOSAL THREE – CONVERSION OF PREFERRED STOCK PROPOSAL

Holders of MEDS Common Stock are being asked to approve this Conversion of Preferred Stock Proposal to approve the conversion of the MEDS Series B Preferred Stock as contemplated in the Merger Agreement as part of the Merger Consideration. Stockholder approval is a requirement for the MEDS Series B Preferred Stock to be convertible into MEDS Common Stock.

Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock that established the MEDS Series B Preferred Stock, the MEDS Series B Preferred Stock is convertible on a one-for-100 basis into shares of MEDS Common Stock. The conversion is automatic upon approval of such conversion by the stockholders of MEDS. All shares of MEDS Common Stock issued upon the conversion shall be duly and validly issued, fully paid, and nonassessable, free and clear of all taxes, liens, charges, and encumbrances with respect to the issuance thereof, and all shares of MEDS Series B Preferred Stock shall no longer be deemed outstanding following the conversion.

As of the date of this Proxy Statement, there were 306,855 shares of MEDS Series B Preferred Stock issued and outstanding, each of which was issued as part of the Merger Consideration. Assuming this Conversion of the Preferred Stock Proposal is approved by the stockholders of MEDS, upon the conversion, MEDS will issue 30,685,500 shares of MEDS Common Stock to the holders of the MEDS Series B Preferred Stock, and all shares of MEDS Series B Preferred Stock shall no longer be deemed outstanding.

What Vote is Required

For this Conversion of Preferred Stock Proposal to be approved, holders of a majority of the shares voted must vote “FOR” this Conversion of the Preferred Stock Proposal. Abstentions and broker non-votes (if any) will essentially be no votes.

Recommendation of the MEDS Board

THE MEDS BOARD RECOMMENDS A VOTE “FOR” THIS CONVERSION OF PREFERRED STOCK PROPOSAL.

11

PROPOSAL FOUR – MEDS RIGHTS PROPOSAL

Holders of MEDS Common Stock are being asked to approve the issuance of the MEDS Rights to the MEDS Rights Stockholders.

Effective one (1) business day immediately prior to the Closing, MEDS issued to the stockholders of MEDS as determined as of the MEDS Rights Record Date, including Donald Fell, Michael Peterson, and Jeffrey Newell, as Independent Directors in connection with the Independent Director Consideration (see the section entitled “Proposal Two – Independent Director Consideration Proposal” above for more information), a non-transferrable right to receive one (1) share of MEDS Common Stock at no cost, with seven (7) MEDS Rights issued per share of MEDS Common Stock held as of the MEDS Rights Record Date. The MEDS Rights were issued to balance the economics of the Merger after negotiation.

A total of 1,588,828 MEDS Rights were issued to the stockholders of MEDS. Upon conversion of such MEDS Rights, a total of 11,121,796 shares of MEDS Common Stock will be issued to the holders thereof (the “MEDS Rights Shares”). The MEDS Rights Shares are subject to a registration rights agreement, whereby MEDS must use commercially reasonable efforts to file as soon as reasonably practicable after the filing of its second quarter periodic report on Form 10-Q, a Registration Statement on Form S-1 or, if the Company is eligible, a Registration Statement on Form S-3, in each case, covering the resale of all the MEDS Rights Shares.

The MEDS Rights are not exercisable until the MEDS Rights Shares are registered with the SEC.

What Vote is Required

For this MEDS Rights Proposal to be approved, holders of a majority of the shares voted must vote “FOR” this MEDS Rights Proposal. Abstentions and broker non-votes (if any) will essentially be no votes.

Recommendation of the MEDS Board

THE MEDS BOARD RECOMMENDS A VOTE “FOR” THIS MEDS RIGHTS PROPOSAL.

12

PROPOSAL FIVE – ELECTION OF DIRECTORS PROPOSAL

Holders of MEDS Common Stock are being asked to vote to elect two (2) director nominees to serve on the MEDS Board for one (1) year or until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. MEDS is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

The MEDS Board believe that each of these director nominees possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving our stockholders.

Pursuant to the power provided to the MEDS Board in our Bylaws, the MEDS Board has set the number of directors that shall constitute the MEDS Board at three (3), to include the (1) director appointed to the MEDS Board at the Closing of the Merger (Candice Beaumount), and the two (2) directors presented to be elected to the MEDS Board pursuant to this Special Meeting. Five (5) members of our current Board will resign effective as of the election, to include Suren Ajjarapu, Jeff Newell, Prashant Patel, Donald G. Fell and Michael L. Peterson.

Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of these director nominees, as of the date of this Proxy Statement, to its conclusion that such director nominee should serve as a director. Director nominee ages set forth below are as of August 10, 2023.

THE MEDS BOARD RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

Name	Position	Age
Jarrett Christie	Director	41
Tom Mastrobuoni	Director	46

Jarrett Christie

Since July, 2021, Jarret Christie has served as the Managing Partner of Vibrant Ventures, an LA-based investment manager focused on the future of food. His unique investment framework combines expertise in markets, nutrition, and consumer packaged goods. As an early investor in sustainable consumer brands including Beekeeper’s Naturals, Kopari Beauty, Toto Foods, Barcode sports drinks (who recently signed #1 NBA draft pick, Victor Wembanyama), Jarret is passionate about helping founders to improve human and planetary health through food. In July, 2005, Jarret began his career in finance on the trading floor at Bank of America as an analyst in New York until September 2007 when he joined Citadel as a salestrader. In September, 2010 Mr. Christie joined Macro Risk Advisors as a salestrader until July 2015 where ran the derivatives trading business as Head of Options Trading at Cornerstone Macro (recently acquired by Piper Sandler) until February 2019. Originally from Vancouver, Canada, Jarret attended McGill University in Montreal where he was recruited to play NCAA Division I soccer at the University of Kentucky as a full scholarship athlete, where he earned a Bachelors Degree in finance. His athletic career seeded his early interest in nutrition and sports performance, which evolved into a focus on mind-body wellness.

Tom Mastrobuoni

Mr. Mastrobuoni is the Non-Executive Chairman of Superlatus, a position he has held since [__], and Chief Investment Officer for Big Idea Ventures (“BIV”), a New York and Singapore-based venture capital firm, a position he has held since [__]. BIV currently operates the New Protein Fund making seed-stage investments in alternative protein companies and Generation Food Rural Partners which partners with US universities to commercialize intellectual property in the areas of food, protein, and agriculture.

Prior to joining BIV, Mr. Mastrobuoni was a Founding Partner and Chief Financial Officer of Tyson Ventures, the corporate venture capital arm of Tyson Foods, positions he held from [__] to [__]. While at Tyson, Mr. Mastrobuoni led investments in Beyond Meat, Clear Labs, FoodLogiQ, Future Meat Technologies, Memphis Meats, MycoTechnology, New Wave Foods, Tovala, and BIV’s New Protein Fund.

Prior to Tyson Foods, Mr. Mastrobuoni held senior leadership positions at a number of New York-based private equity funds, including Advance Venture Partners from [__] to [__], RedBird Capital Partners from [__] to [__], and Palladium Equity Partners from [__] to [__]. Mr. Mastrobuoni has over twenty (20) years of experience in alternative asset management and finance.

Mr. Mastrobuoni began his career in public accounting and received a BS in Accountancy from Villanova University in [__]. He is a Certified Public Accountant (NY) and holds the Chartered Global Management Accountant designation from the AICPA.

What Vote is Required

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the Special Meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Abstentions and broker non-votes (if any) will essentially be no votes.

Recommendation of the MEDS Board

THE MEDS BOARD RECOMMENDS VOTING “FOR” THIS ELECTION OF DIRECTORS PROPOSAL.

13

PROPOSAL SIX – CHARTER AMENDMENT PROPOSAL

Holders of MEDS Common Stock are being asked to approve the amendment to the Second Amended and Restated Certificate of Incorporation of MEDS (the “Charter Amendment”) attached hereto as Annex B and incorporated herein. The Charter Amendment is presented solely to change the name of MEDS from “TRxADE Health, Inc.” to “Superlatus, Inc.” In the judgment of the MEDS Board, such Charter Amendment is necessary to reflect the new line of business being pursued after the Merger.

What Vote is Required

For this Charter Amendment Proposal to be approved, holders of a majority of the shares voted must vote “FOR” this Charter Amendment Proposal. Abstentions and broker non-votes (if any) will essentially be no votes.

Recommendation of the MEDS Board

THE MEDS BOARD RECOMMENDS A VOTE “FOR” THIS CHARTER AMENDMENT PROPOSAL.

14

PROPOSAL SEVEN — ADJOURNMENT PROPOSAL

Holders of MEDS Common Stock are being asked to authorize the holder of any proxy solicited by the MEDS Board to vote in favor of granting discretionary authority to the MEDS Board to adjourn the Special Meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve this proposal, the MEDS Board could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted.

This Adjournment Proposal will be presented to stockholders at the Special Meeting to seek their approval of an adjournment to another time or place, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the presented proposals or to constitute a quorum.

If, at the Special Meeting, the number of shares present or represented and voting to approve the presented Proposals is not sufficient to approve such Proposals, or if a quorum is not present, the MEDS Board currently intends to move to adjourn the Special Meeting to enable the MEDS Board to solicit additional proxies for the approval of the presented Proposals.

What Vote is Required

For this Adjournment Proposal to be approved, holders of a majority of the shares voted must vote “FOR” this Adjournment Proposal. Abstentions and broker non-votes (if any) will essentially be no votes.

Recommendation of the MEDS Board

THE MEDS BOARD RECOMMENDS A VOTE “FOR” THIS ADJOURNMENT PROPOSAL.

15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the record date by (i) each executive officer, (ii) each member of the MEDS Board, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of our common stock, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our common stock listed as owned by such person. The address of each person is deemed to be the address of MEDS unless otherwise noted.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days hereof, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. The percentages are based upon 1,247,169 shares of our common stock outstanding as of August 10, 2023.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of MEDS and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

16

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, as of August 10, 2023, (a) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of MEDS Common Stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 2420 Brunello Trace, Lutz, Florida 33558. All of the securities reported below are MEDS Common Stock as we do not currently have any other outstanding classes of stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Directors and Named Executive Officers:
Suren Ajjarapu, Chairman, CEO (1)	152,588	12.2%
Prashant Patel, Director, COO, and President (2)	139,491	11.2%
Donald G. Fell, Director (3)	8,191	*
Michael L. Peterson, Director		*
Jeff Newell, Director		*
Candice Beaumount
All executive officers, directors and director nominees as a Group (six persons)	300,270	23.4%

Greater than 5% Stockholders
R.S.N, LLC (4)	33,333	2.7%
Armistice Capital Master Fund Ltd. (5)	68,967	5.5%

*	Less than 1%.

(1) Includes (i) 107,588 shares owned directly by Mr. Ajjarapu, (ii) 45,000 shares owned by Mr. Ajjarapu’s wife, which Mr. Ajjarapu claims beneficial ownership of, (iii) 14,167 shares owned by the Surendra Ajjarapu Revocable Trust of 2007, which Mr. Ajjarapu claims beneficial ownership of, as Trustee, (iv) 14,167 shares owned by the Sandhya Ajjarapu Revocable Trust of 2007, which Mr. Ajjarapu claims beneficial ownership of, as Trustee, and which shares Mr. Ajjarapu is therefore deemed to beneficially own, and (v) options to purchase 972 shares of common stock granted in 2019, that are exercisable within 60 days of the Record Date.

(2) Includes (i) 111,714 shares owned directly by Mr. Patel, (ii) 27,778 shares owned by Rina Patel, Mr. Patel’s wife, which Mr. Patel claims beneficial ownership of, (iii) 26,667 shares owned by the Patel Trust; and (iv) options to purchase 972 shares of common stock granted in 2019, that are exercisable within 60 days of the Record Date, which Mr. Patel claims beneficial ownership of, as Trustee.

(3) Includes 3,285 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date.

(4) The securities held by R.S.N., LLC are beneficially owned by Darshan Ran and Savitri Ram, its Members. Address: 744 Broadway Avenue, Orillia, Ontario, Canada. Information comes from the Schedule 13G/A filed by R.S.N., LLC with the SEC on October 8, 2019, which we do not know, nor have reason to believe, is not complete or accurate and on which we are relying pursuant to applicable SEC regulations.

(5) The securities are directly held by Armistice Capital Master Fund Ltd. (the “Master Fund”), a Cayman Islands exempted company, and may be deemed to be indirectly beneficially owned by (i) Armistice Capital, LLC (“Armistice”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. Armistice and Steven Boyd disclaim beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein. Address 510 Madison Avenue, 7th Floor, New York, NY 10022.

(6) Includes shares of common stock issuable upon exercise of Pre-Funded Warrants to purchase up to 40,116 shares of common stock, which are subject to a 9.99% beneficial ownership limitation and shares of common stock issuable upon exercise of the Private Placement Warrants, which are subject to a 4.99% beneficial ownership limitation.

17

SUBMISSION OF STOCKHOLDER PROPOSALS

The MEDS Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

The Special Meeting is to be held on September [   ], 2023. The next annual meeting of stockholders will be held in 2024. It is expected that MEDS will set, and publicly announce, the date for the 2024 annual meeting of stockholders at a later date. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws. Rule 14a-8 proposals must be received at our principal office a reasonable time before we begin to print and send our proxy materials for our 2024 annual meeting of stockholders. For all other future Rule 14a-8 proposals, notice must be received at our principal office not less than one hundred twenty (120) calendar days before the date of our proxy statement released to stockholders in connection with the previous year’s annual meeting, May 25, 2024. If the date of the next annual meeting has been changed by more than thirty (30) days from the anniversary of the immediately preceding annual meeting, then the notice must be provided a reasonable time before we begin to print and send our proxy materials.

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at an annual meeting. To be timely, a stockholder’s notice must be delivered to us at our principal executive offices not later than the close of business on the ninetieth (90th) nor earlier than the opening of business on the one hundred twentieth (120th) day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the date on which public announcement of the date of the annual meeting was first made by us.

In addition to satisfying the notice requirements under Rule 14a-8 and our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to us at our principal office no later than sixty (60) calendar days prior to the first anniversary date of the immediately preceding annual meeting. If we did not hold an annual meeting in the previous year, or the date of the next annual meeting is changed by more than thirty (30) calendar days from the anniversary of the immediately preceding annual meeting, then notice must be provided by the later of sixty (60) calendar days prior to the date of the next annual meeting or the 10th calendar day following the day on which public announcement of the date of the next annual meeting is first made.

18

OTHER MATTERS

This Proxy Statement is available at our corporate website, which in accordance with SEC rules, does not have “cookies” that identify visitors to the site, and is located at https://investors.trxadegroup.com/nasdaq-meds/sec-filings/. You also can obtain copies without charge at the SEC’s website at www.sec.gov.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:

Proxy Services

1 Glenwood Avenue STE 1001 Raleigh, NC 27603

919-481-4000

919-481-4000 ext. 100

Proxy@issuerdirect.com

It is important that your shares are represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, please vote by mail, by signing and returning the enclosed proxy card, by using the Internet, or by telephone, so your shares will be represented at the Special Meeting. You may also obtain additional information about MEDS from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information” below.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at (646) 908-2658 to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

19

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Merger or the Proposals to be presented at the Special Meeting, you should contact the MEDS at the following address and telephone number:

TRxADE Health, Inc.

2420 Brunello Trace

Lutz, Florida 33558

(646) 908-2658

Attention: Suren Ajjarapu, Chairman, Chief Executive Officer and Secretary

This document is a Proxy Statement of MEDS for the Special Meeting. We have not authorized anyone to give any information or make any representation about the Merger, MEDS, Merger Sub or Superlatus that is different from, or in addition to, that contained in this Proxy Statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this Proxy Statement, unless the information specifically indicates that another date applies.

The form of proxy card and this Notice and Proxy Statement have been approved by the MEDS Board and are being mailed or delivered to stockholders by its authority.

The Board of Directors of TRxADE Health, Inc.

Lutz, Florida

September [__], 2023

20

ANNEX A

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into as of July 30, 2023 (the “Effective Date”), by and among TRxADE Health, Inc., a Delaware corporation (together with successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction, collectively the “Company”), and each of the undersigned parties listed on the signature pages (each a “Holder” and collectively the “Holders”).

RECITALS

WHEREAS, July 14, 2023, the Company entered into an Amended and Restated Agreement and Plan of Merger (the “Business Combination Agreement”) with Foods Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and Superlatus Inc., a Delaware corporation;

WHEREAS, pursuant to the Business Combination Agreement, one day prior to the consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”), each Company shareholder was conditionally granted the right to receive seven (7) shares of Company Common Stock for each share of Company Common Stock held by such shareholder on such date at no cost (the “MEDS Rights Shares”); provided this right shall not be actionable until and unless the Med Rights Shares are registered and the condition of the grant is the execution of this Agreement; and

WHEREAS, the Company desires to provide the Holders with certain registration rights regarding the MEDS Rights Shares on the terms and conditions herein.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained in this Agreement, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

Article I

DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Agreement” shall have the meaning given in the Preamble.

“Business Combination Agreement” shall have the meaning given in the Recitals.

“Closing” shall have the meaning given in the Recitals.

“Commission” shall mean the United States Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble.

“Company Common Stock” means the Company’s common stock, $0.00001 par value per share.

“Effective Date” shall have the meaning given in the Preamble.

A-1

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1” shall have the meaning given in Section 2.1.

“Form S-3” shall have the meaning given in Section 2.1.

“Holders” shall have the meaning given in the Preamble.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the light of the circumstances under which they were made) not misleading.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Securities” shall mean the MEDS Rights Shares; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Holder; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities (i) may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no volume or other restrictions or limitations including as to manner or timing of sale); and (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction. For the purposes of the immediately preceding sentence, “beneficial ownership” shall be determined in accordance with Section 13(d) of the Exchange Act and Rule 13d-3 thereunder.

“Registration” shall mean a registration effected by preparing and filing a registration statement, prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority) and any securities exchange on which the Company Common Stock are then listed;

(B) fees and expenses of compliance with United States federal securities laws and “blue sky” laws;

A-2

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company; and

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act (or any successor rule then in effect).

“Securities Act” shall mean the United States Securities Act of 1933, as amended from time to time.

“Specified Courts” shall have the meaning given in Section 3.4.

“Transfer” shall mean the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

Article II

REGISTRATION

2.1 Registration. The Company shall use commercially reasonable efforts to file as soon as reasonably practicable after the filing of its second quarter periodic report on Form 10-Q, a Registration Statement on Form S-1 or, if the Company is eligible, a Registration Statement on Form S-3, in each case, covering the resale of all the Registrable Securities. The Company shall use commercially reasonable efforts to cause such registration statement to be declared effective as soon as possible after filing.

2.2 Expenses. The Company shall pay all Registration Expenses.

2.3 Maintenance. The Company shall use commercially reasonable efforts to prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus

A-3

2.4 Suspension of Sales. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

2.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act.

2.6 Non-Transferable. Each Holder understands and agrees that the right to receive the MEDS Rights Shares is not eligible for Transfer for a period of one (1) year from the Effective Date and any purported Transfer is void ab initio.

Article III

MISCELLANEOUS

3.1 Counterparts. This Agreement may be executed in multiple counterparts and delivered electronically (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one (1) of which need be produced.

3.2 Governing Law; Venue. This Agreement, and any dispute or controversy arising out of or relating to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof, except with respect to provisions of this Agreement that expressly refer to or are otherwise required to be governed by and construed in accordance with the Delaware Law, or relate to the legality of corporate actions by the Company, shall be governed by and construed in accordance with Delaware Law (without giving effect to choice of law principles thereof). All Actions arising out of or relating to this Agreement shall be heard and determined in any Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware (or in any appellate courts thereof, collectively “Specified Courts”). Each party hereby (i) submits to the exclusive jurisdiction of the appropriate Specified Courts for the purpose of any Action arising out of or relating to this Agreement brought by any party and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address. Nothing in this Section shall affect the right of any party to serve legal process in any other manner permitted by applicable Law.

A-4

3.3 Trial By Jury. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

3.4 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified.

3.5 Term. This Agreement shall terminate with respect to any Holder upon the earlier of (i) the second annual anniversary of the Effective Date of this Agreement, and (ii) the date that such Holder no longer holds any Registrable Securities.

[Signature Pages Follow]

A-5

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

COMPANY:

TRXADE Health, inc.,
a Delaware corporation

By:
Name:	Suren Ajjarapu
Title:	Chief Executive Officer

A-6

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

HOLDERS:

[NAME]

By:
Name:
Title:
Address:

A-7

ANNEX B

CERTIFICATE OF AMENDMENT to

Second AMENDED AND RESTATED certificate OF INCORPORATION

OF

Trxade Health, INC.

Trxade Health, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

1. The name of the Company is TRxADE Health, Inc.

2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 15, 2005 under the name Bluebird Exploration Company. A Certificate of Amendment to the Certificate of Incorporation was filed on November 7, 2008 to, among other things, change the name of the Corporation from Bluebird Exploration Company to Xcellink International Inc. A Certificate of Merger was filed on January 8, 2014, which among other things, included an Amended and Restated Certificate of Incorporation which changed the name of the Corporation from Xcellink International Inc. to Trxade Group, Inc. On June 11, 2015, the Corporation filed a Second Amended and Restated Certificate of Incorporation. On February 12, 2020, the Corporation filed a Certificate of Amendment to Second Amended and Restated Certificate of Incorporation (as amended to date, the “Current Certificate”) with the Secretary of State of the State of Delaware.

3. The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions amending the Current Certificate as follows.

4. The first sentence of Article I of the Current Certificate is hereby amended and restated to read in its entirety as follows:

“The name of this corporation is Superlatus, Inc.”

5. Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment to the Current Certificate was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with Sections 228 and 242 of the DGCL.

[Signature Page Follows]

B-1

In Witness Whereof, this Certificate of Amendment to the Current Certificate has been executed by a duly authorized officer of the Company on __________, 2023.

By:
Suren Ajjarupa, Chief Executive Officer

B-2

ANNEX C

STOCK SWAP AGREEMENT

THIS STOCK SWAP AGREEMENT (this “Agreement”) is entered into by and among Trxade Health, Inc., a Delaware corporation (“Trxade”), Suren Ajjarapu and Prashant Patel (together with Suren, each a “Shareholder,” and collectively, the “Shareholders”) dated as of June 28, 2023.

WHEREAS, Trxade is a holding company that currently owns the shares or membership interests in a variety of operating subsidiaries as listed on Exhibit A hereto (the “Operating Subsidiaries”); and

WHEREAS, each Shareholder currently own shares of common stock of Trxade (the “Shares”) as listed on Exhibit B hereto (provided such shares are only a portion of the common stock owned by such Shareholders); and

WHEREAS, Trxade intends to effect a merger with a certain target (the “Target”) in which Trxade will become a vehicle for the business of the Target (the “Merger Transaction”), and the Target does not wish to continue to operate the Operating Subsidiaries and their respective businesses (the “Legacy Businesses”); and

WHEREAS, the Shareholders desire to facilitate the Merger Transaction by surrendering all the Shares and any and all of the Shareholder’s rights relating to the Shares, in exchange for the shares or membership interest of the Operating Subsidiaries (the “Stock Swap Transaction”), which shares and membership interests will be allocated between the Shareholders as set forth on the Allocation of Shares and Membership Interests in the Operating Subsidiaries attached hereto as Exhibit C, subject to certain closing conditions set forth in this Agreement; and

WHEREAS, Trxade believes it is in the interest of Trxade and its stockholders to transfer the shares and membership interests owned by the Company in the Operating Subsidiaries to the Shareholders in exchange for the Shares; and

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. THE STOCK SWAP.

Subject to the terms and conditions contained herein, the Shareholders, as the owners of the Shares, hereby agree to irrevocably forfeit and surrender to Trxade the Shares and waive all continuing rights with respect to and in connection with the Shares, in consideration for which Trxade shall transfer to each Shareholder the shares and membership interests in the Operating Subsidiaries in such percentages as are indicated on Exhibit C.

2. CLOSING.

2.1 The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place simultaneously with the approval by the Trxade shareholders of the conversion of the Series B Preferred Stock issued by Trxade into common stock (the “Closing Date”), or at such other day and time as the parties hereto shall agree upon.

C-1

2.2 On or prior to the Closing Date and subject to the terms and conditions set forth in this Agreement, (i) each Shareholder, severally, shall surrender the Shares; and (ii) Trxade shall transfer, free and clear of all of all security interests, liens, mortgages, claims, charges, pledges, equitable interests, or encumbrances of any nature, including any put, call or similar right of a third party, to each of the Shareholders, the shares and membership interests as set forth on Exhibit C.

2.3 At or prior to Closing, Trxade shall deliver or cause to be delivered to the Shareholders an instrument of transfer, transferring title to the shares and membership interests in the Operating Subsidiaries to the Shareholders as may be reasonably satisfactory to such Shareholders.

3. CLOSING CONDITION.

The surrender of the Shares and the transfer of the shares and membership interests in the Operating Subsidiaries are subject to the simultaneous condition that the Merger Transaction is successfully closed.

4. GENERAL PROVISIONS.

4.1 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto or their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

4.2 Each party hereto shall bear its own costs and expenses in connection with the transaction contemplated by the Agreement.

4.3 The parties hereto agree that if any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

4.4 This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

4.5 This Agreement may be executed in more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

4.6 This Agreement will be governed and construed in according with the laws of Delaware without regard to conflict of law principles.

[Signatures appear on the following page.]

C-2

In Witness Whereof, the parties hereto have caused this Agreement to be executed as of the date first written above.

COMPANY
Trxade Health, Inc., a Delaware corporation

By:	/s/ Suren Ajjarapu
Print Name:	Suren Ajjarapu
Title:	Chief Executive Officer

SHAREHOLDERS:

By:	/s/ Suren Ajjarapu
Print Name:	Suren Ajjarapu

By:	/s/ Prashant Patel
Print Name:	Prashant Patel

Signature page to Stock Swap Agreement

C-3

Exhibit A

List of Subsidiaries - ALL 100% OWNED (UNLESS OTHERWISE STATED)

●	Trxade, Inc., a Florida corporation

●	Integra Pharma Solutions, Inc. (formerly Pinnacle Tek, Inc.), a Florida corporation

●	Community Specialty Pharmacy, LLC, a Florida corporation

●	Alliance Pharma Solutions, LLC, a Florida corporation

●	Bonum Health, Inc a Delaware corporation

●	Bonum Health, LLC, a Delaware corporation

●	MedCheks, LLC, a Delaware corporation

●	SOSRx LLC, a Delaware limited liability company (51% owned)

C-4

Exhibit B

Shareholder	Amount of shares of Trxade Health, Inc. Exchanged
Suren Ajjarapu	85,000

Prashant Patel	81,666

C-5

Exhibit C

Post-Closing Allocation of Shares and Membership Interests in the Operating Subsidiaries

Suren Ajjarapu: 51%

Prashant Patel: 49%

C-6